TAXES ON INCOME (Schedule of Deferred Tax Assets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Reserves and allowances	$ 2,481	$ 1,433
Operating loss carryforwards	25,707	15,258
Capital loss carryforwards	7,481	7,486
Total deferred tax assets	35,669	24,177
Deferred tax liabilities:
Acquired intangibles	(3,976)
Less - valuation allowance	(31,693)	(24,177)
Net deferred tax assets